April 25, 2002

                                iMILLENNIUM FUND

                            SUPPLEMENT TO PROSPECTUS

                               DATED July 2, 2001



The Board of Trustees of The iMillennium Fund has determined to redeem all outstanding shares of the Fund. The Board has concluded that, due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

The Fund is no longer pursuing its investment objective. All holdings in the Fund's portfolio have been sold, and the proceeds are held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Prior to May 31, 2002 you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" in the Prospectus. Please call the Transfer Agent at 1-877-881-2747 for more information.


This supplement and the Prospectus dated July 2, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated July 2, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-877-881-2747.